Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), David A. Morken, Chief Executive Officer of Bandwidth Inc. (the “Company”), and Jeffrey A. Hoffman, Chief Financial Officer of the Company, each hereby certifies that, to the best of his knowledge:

1.The Company’s Annual Report on Form 10-K for the full year ended December 31, 2018, to which this Certification is attached as Exhibit 32.1 (the “Periodic Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act; and
2.The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 15, 2019

/s/ David A. Morken
David A. Morken
Chief Executive Officer and Chairman
(Principal Executive Officer)

/s/ Jeffrey A. Hoffman
Jeffrey A. Hoffman
Chief Financial Officer
(Principal Accounting and Financial Officer)